EXHIBIT 10.04

SPECIAL OPTION PROGRAM UNDER THE
1997 LONG TERM INCENTIVE PLAN

INITIAL AWARD AGREEMENT

AGREEMENT, dated as of January 26, 2007, among AllianceBernstein L.P. (“Partnership”), AllianceBernstein Holding L.P. (“Holding”) and <PARTC_NAME>(Participant”), an employeeof the Partnership or a subsidiaryof the Partnership.

The Compensation Committee (“Committee” or “Administrator”) of the Board of Directors (“Board”) of AllianceBernstein Corporation (“Corporation”)-, pursuant to the Partnership’s Amended and Restated 1997 Long Term Incentive Plan (“Plan”), a copy of which has been delivered electronically to the Participant, has granted to the Participant an award (“Award”) consisting of (i) options (“Initial Options”) to purchase units representing assignments of the benefi-cial ownership of limited partnership interests in Holding (“Units”) that vest over the first five anniversaries of grant date, and (ii) options (“Match Options” and, together with the Initial Options, “Options”) to purchase Units that vest over the next five anniversaries of grant date.

In accordance with the grant of the Award, and as a condition thereto, the Partnership, Holding and the Participant agree as follows:

1.    Grant. Subject to and under the terms and conditions set forth in this Agreement and the Plan, the Committee hereby awards the Participant Initial Options, which permit the Participant to purchase from the Partnership the number of Units set forth in Section 1 of Schedule A, at the per Unit price set forth in Section 2 of Schedule A, subject to the vesting schedule set forth in Section 3 of Schedule A (Match Options are granted pursuant to a Match Award Agreement, dated as of January 26, 2007, among the parties hereto).

2.    Term and Vesting Schedule. (a) The Initial Options shall not be exercisable to any extent prior to January 26, 2008 or after January 26, 2017 (“Initial Expiration Date”). Subject to the terms and condi-tions of this Agreement and the Plan, the Participant shall be entitled to exercise the Initial Options prior to the Initial Expiration Date and to purchase Units pursuant to the Initial Options in accordance with the schedule set forth in Section 3 of Schedule A.

(b) The Match Options shall not be exercisable to any extent prior to January 26, 2013 or after January 26, 2018 (“Match Expiration Date”). Subject to the terms and condi-tions of this Agreement and the Plan, the Participant shall be entitled to exercise the Match Options prior to the Match Expiration Date and to purchase Units pursuant to the Match Options in accordance with the schedule set forth in Section 6 of Schedule A.

(c) The right to exercise the Options shall be cumulative so that to the extent the Options are not exercised when they become initially exercisable with respect to any Units, they shall be exercisable with respect to such Units at any time thereafter until their respective Expiration Dates, subject to any guidelines or restrictions in the Partnership’s Code of Business Conduct and Ethics or the U.S. federal securities laws. Options awarded hereunder may not be exercised after their respective Expiration Dates (i.e., any Units subject to the Options that have not been purchased on or before the relevant Expiration Date may no longer be purchased). A Unit shall be considered to have been purchased on or before the relevant Expiration Date if the Partnership has been given notice of the purchase and the Partnership has actually received payment therefor, pursuant to Sections 3 and 14, on or before the relevant Expiration Date.

3.    Notice of Exercise, Payment, Certificate and Account. Exercise of the Options, in whole or in part, shall be by delivery of a written notice to the Partnership and Holding pursuant to Section 14 which specifies the number of Units being purchased and is accompanied by payment therefor in cash. The Participant may pay the Partnership as many as three business days subsequent to exercise date and may pay the Partnership directly or through a financial intermediary. Promptly after receipt of such notice and purchase price, the Partnership shall cause the Partnership’s transfer agent to deliver the number of Units purchased. Units to be issued upon the exercise of the Option may be either authorized and unissued Units or Units that have been reacquired by the Partnership, a subsidiary of the Partnership, Holding, or a subsidiary of Holding.

4.    Termination. The Options may be exer-cised by the Participant only while the Participant is employed full-time by the Partnership, except as follows:

(a)    Disability. If the Participant’s employment with the Partnership terminates because of Disability, the Participant (or the Participant’s personal representative) shall have the right to exercise the Options, to the extent that the Participant was entitled to do so on the date of termination of employ-ment, for a period which ends not later than the earlier of (i) three months after such termination, and (ii) the Initial Expi-ration Date for the Initial Options and the Match Expiration Date for the Match Options. “Disability” shall mean a determination by the Administrator that the Participant is physically or mentally incapacitated and has been unable for a period of six con-secutive months to perform the duties for which the Participant was responsible immediately before the onset of incapacity. In order to assist the Administrator in making a determina-tion as to the Disability of the Participant for purposes of this paragraph (a), the Participant shall, as reasonably re-quested by the Administrator, (A) be available for medical examinations by one or more physicians chosen by the Administrator and approved by the Participant, whose approval shall not unreasonably be withheld, and (B) grant the Admin-istrator and any such physicians access to all relevant medical information concerning the Participant, arrange to furnish copies of medical records to them, and use best efforts to cause the Participant’s own physicians to be available to discuss the Participant’s health with them.

(b)    Death. If the Participant dies (i) while in the employ of the Partnership, or (ii) within one month after termination of employment with the Partnership because of Disability (as determined in accordance with paragraph (a) above), or (iii) within one month after the Partnership terminates the Participant’s employment for any reason other than for Cause (as determined in accordance with paragraph (c) be-low), the Options may be exercised, to the extent that the Participant was entitled to do so on the date of the Participant’s death, by the person or persons to whom the Options shall have been transferred by will or by the laws of descent and distribu-tion, for a period which ends not later than the earlier of (A) six months from the date of the Participant’s death, and (B) the Initial Expi-ration Date for the Initial Options and the Match Expiration Date for the Match Options.

(c)    Other Termination. If the Partnership terminates the Participant's employment for any reason other than death, Disability or for Cause, the Participant shall have the right to exercise the Options, to the extent that the Participant was entitled to do so on the date of the termination of the Participant’s employment, for a period which ends not later than the earlier of (i) three months after such termination, and (ii) the Initial Expi-ration Date for the Initial Options and the Match Expiration Date for the Match Options. “Cause” shall mean (A) the Participant’s continuing willful failure to perform the Participant’s duties as an employee (other than as a result of total or partial incapacity due to physical or mental illness), (B) gross negligence or malfeasance in the performance of the Participant’s duties, (c) a finding by a court or other governmental body with proper jurisdiction that an act or acts by the Participant constitutes (1) a felony under the laws of the United States or any state thereof (or, if the Participant’s place of employment is outside of the United States, a serious crime under the laws of the foreign jurisdiction where the Participant is employed, which crime if committed in the United States would be a felony under the laws of the United States or the laws of New York), or (2) a violation of federal or state securities law (or, if the Participant’s place of employment is outside of the United States, of federal, state or foreign securities law) by reason of which finding of violation described in this clause (2) the Board determines in good faith that the continued employment of the Participant by the Partnership would be seriously detrimental to the Partnership and its business, (D) in the absence of such a finding by a court or other governmental body with proper jurisdiction, such a determination in good faith by the Board by reason of such act or acts constituting such a felony, serious crime or violation, or (E) any breach by the Participant of any obliga-tion of confidentiality or non-competition to the Partnership.

For purposes of this Agreement, employment by a subsidiary of the Partnership shall be deemed to be employment by the Partnership. A “subsidiary” of the Partnership shall be any corporation or other entity of which the Partnership and/or its subsidiaries (a) have sufficient voting power (not depending on the happening of a contingency) to elect at least a majority of its board of directors, or (b) otherwise have the power to direct or cause the direction of its management and policies.

5.    No Right to Continued Employment. The Options shall not confer upon the Participant any right to continue in the employ of the Partnership or any subsidiary of the Partnership, and shall not interfere in any way with the right of the Partnership to terminate the service of the Participant at any time for any reason.

6.    Non-Transferability. The Options are not transferable other than by will or the laws of descent and distribution and, except as otherwise provided in Section 4, during the lifetime of the Participant the Options are exercisable only by the Participant; except that Participant may transfer the Options, without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan (including limiting such transfers to transfers by Participants who are senior executives), to a trust solely for the benefit of the Participant and the Participant's spouse, children or grandchildren (including adopted children and grandchildren and step-children and step-grandchildren) (each a “Permitted Transferee”).

7.    Payment of Withholding Tax. In the event that the Partnership or Holding determines that any federal, state or local tax or any other charge is required by law to be withheld with respect to the exercise of Options, the Participant shall, either directly or through a financial intermediary, promptly pay to the Partnership, a subsidiary specified by the Partnership, Holding or a subsidiary specified by Holding, no later than the third business day after exercise date, an amount equal to such withholding tax or charge. If the Participant does not promptly so pay the entire amount of such withholding tax or charge in accordance with such notice, or make arrangements satisfactory to the Partnership and Holding regarding payment thereof, the Partnership, any subsidiary of the Partnership, Holding or any subsidiary of Holding may withhold the remaining amount thereof from any amount due the Participant from the Partnership, its subsidiary, Holding or its subsidiary.

8.    Dilution and Other Adjustments. The existence of the Award shall not impair the right of the Partnership, Holding or their respective partners to, among other things, conduct, make or effect any change in the Partnership’s or Holding’s business, any distribution (whether in the form of cash, limited partnership interests, other securities, or other property), recapitalization (including, without limitation, any subdivision or combination of limited partnership interests), reorganization, consolidation, combination, repurchase or exchange of limited partnership interests or other securities of the Partnership or Holding, issuance of warrants or other rights to purchase limited partnership interests or other securities of the Partnership or Holding, or any incorporation (or other change in form) of the Partnership or Holding. In the event of such a change in the partnership interests of the Partnership or Holding, the Board shall make such adjustments to the Award, including the purchase price of the Units specified in Sections 2 and 5 of Schedule A, as it deems appropriate and equitable. In the event of incorpo-ra-tion (or other change of form) of the Partnership or Holding, the Board shall make such arrangements as it deems appropriate and equitable with respect to the Award for the Participant to purchase stock in the resulting corporation in place of the Units subject to the Options. Any such adjust-ment or arrangement may provide for the elimination of any fractional Unit or shares of stock that might otherwise become subject to the Options. Any decision by the Board under this Section shall be final and binding upon the Participant.

9.    Rights as an Owner of a Unit. The Participant (or a transferee of the Options pursuant to Sections 4 and 6 hereof) shall have no rights as an owner of a Unit with respect to any Unit covered by the Options until the Participant becomes the holder of record of such Unit, which shall be deemed to occur at the time that notice of pur-chase is given and payment in full is received by the Partnership and Holding under Sections 3 and 14 of this Agreement. By such actions, the Participant (or such transferee) shall be deemed to have consented to, and agreed to be bound by, all other terms, conditions, rights and obligations set forth in the then current Amended and Restated Agreement of Limited Partnership of Holding and the then current Amended and Restated Agreement of Limited Partnership of the Partnership (“Partnership Agreement”). Except as provided in Section 8 hereof, no adjustment shall be made with respect to any Unit for any distribution for which the record date is prior to the date on which the Participant becomes the holder of record of the Unit, regardless of whether the distribution is ordinary or extraordinary, in cash, securities or other property, or of any other rights.

10.    Electronic Delivery. The Plan contemplates that each award under the Plan shall be evidenced by an Award Agreement which shall be delivered to the Participant. It is hereby understood that electronic delivery of this Award Agreement constitutes delivery under the Plan.

11.    Administrator. If at any time there shall be no Committee, the Board shall be the Administrator.

12.    Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

13.    Sections and Headings. All section references in this Agreement are to sections hereof for convenience of reference only and are not to affect the meaning of any provision of this Agreement.

14.    Interpretation. The Participant accepts this Award subject to all the terms and provisions of the Plan, which shall control in the event of any conflict between any provision of the Plan and this Agreement, and accepts as binding, conclusive and final all decisions or interpretations of the Administrator or Board upon any questions arising under the Plan and/or this Agreement.

15.    Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when deliv-ered personally (whether by hand or by facsimile) or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Partnership and Holding, to the Secretary at 1345 Avenue of the Americas, New York, New York 10105, or if the Partnership should move its principal office, to such principal office, and, in the case of the Participant, to his last permanent address as shown on the Partnership's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the require-ments of this Section.

16.    Entire Agreement; Amendment. This Agreement supersedes any and all existing agreements between the Participant, the Partnership and Holding relating to the Options. It may not be amended except by a written agreement signed by both parties.

ALLIANCEBERNSTEIN L.P.
ALLIANCEBERNSTEIN HOLDING L.P.

By:	/s/ Gerald M. Lieberman
Gerald M. Lieberman
President and Chief Operating Officer

To accept the terms of this Initial Award Agreement, please click the “Accept” button below:

ACCEPT

DECLINE

SCHEDULE A
TO
SPECIAL OPTION PROGRAM AGREEMENT

INITIAL OPTIONS

1.	The number of Units that the Participant is entitled to purchase pursuant to the Initial Options granted under this Agreement is <OPTS_GRANTED>.

2.	The per Unit price to purchase Units pursuant to the Initial Options granted under this Agreement is $90.65 per Unit.

3.	Percentage of Units With Respect to
Which the Initial Options First Become
Exercisable on the Date Indicated

1. January 26, 2008	20.0%
2. January 26, 2009	40.0%
3. January 26, 2010	60.0%
4. January 26, 2011	80.0%
5. January 26, 2012	100.0%

SPECIAL OPTION PROGRAM UNDER THE
1997 LONG TERM INCENTIVE PLAN

MATCH AWARD AGREEMENT

AGREEMENT, dated as of January 26, 2007, among AllianceBernstein L.P. (“Partnership”), AllianceBernstein Holding L.P. (“Holding”) and <PARTC_NAME>(Participant”), an employeeof the Partnership or a subsidiaryof the Partnership.

The Compensation Committee (“Committee” or “Administrator”) of the Board of Directors (“Board”) of AllianceBernstein Corporation (“Corporation”)-, pursuant to the Partnership’s Amended and Restated 1997 Long Term Incentive Plan (“Plan”), a copy of which has been delivered electronically to the Participant, has granted to the Participant an award (“Award”) consisting of (i) options (“Initial Options”) to purchase units representing assignments of the benefi-cial ownership of limited partnership interests in Holding (“Units”) that vest over the first five anniversaries of grant date, and (ii) options (“Match Options” and, together with the Initial Options, “Options”) to purchase Units that vest over the next five anniversaries of grant date.

In accordance with the grant of the Award, and as a condition thereto, the Partnership, Holding and the Participant agree as follows:

1.    Grant. Subject to and under the terms and conditions set forth in this Agreement and the Plan, the Committee hereby awards the Participant Match Options, which permit the Participant to purchase from the Partnership the number of Units set forth in Section 1 of Schedule A, at the per Unit price set forth in Section 2 of Schedule A, subject to the vesting schedule set forth in Section 3 of Schedule A (Initial Options are granted pursuant to an Initial Award Agreement, dated as of January 26, 2007, among the parties hereto); and

2.    Term and Vesting Schedule. (a) The Initial Options shall not be exercisable to any extent prior to January 26, 2008 or after January 26, 2017 (“Initial Expiration Date”). Subject to the terms and condi-tions of this Agreement and the Plan, the Participant shall be entitled to exercise the Initial Options prior to the Initial Expiration Date and to purchase Units pursuant to the Initial Options in accordance with the schedule set forth in Section 3 of Schedule A.

(b) The Match Options shall not be exercisable to any extent prior to January 26, 2013 or after January 26, 2018 (“Match Expiration Date”). Subject to the terms and condi-tions of this Agreement and the Plan, the Participant shall be entitled to exercise the Match Options prior to the Match Expiration Date and to purchase Units pursuant to the Match Options in accordance with the schedule set forth in Section 6 of Schedule A.

(c) The right to exercise the Options shall be cumulative so that to the extent the Options are not exercised when they become initially exercisable with respect to any Units, they shall be exercisable with respect to such Units at any time thereafter until their respective Expiration Dates, subject to any guidelines or restrictions in the Partnership’s Code of Business Conduct and Ethics or the U.S. federal securities laws. Options awarded hereunder may not be exercised after their respective Expiration Dates (i.e., any Units subject to the Options that have not been purchased on or before the relevant Expiration Date may no longer be purchased). A Unit shall be considered to have been purchased on or before the relevant Expiration Date if the Partnership has been given notice of the purchase and the Partnership has actually received payment therefor, pursuant to Sections 3 and 14, on or before the relevant Expiration Date.

3.    Notice of Exercise, Payment, Certificate and Account. Exercise of the Options, in whole or in part, shall be by delivery of a written notice to the Partnership and Holding pursuant to Section 14 which specifies the number of Units being purchased and is accompanied by payment therefor in cash. The Participant may pay the Partnership as many as three business days subsequent to exercise date and may pay the Partnership directly or through a financial intermediary. Promptly after receipt of such notice and purchase price, the Partnership shall cause the Partnership’s transfer agent to deliver the number of Units purchased. Units to be issued upon the exercise of the Option may be either authorized and unissued Units or Units that have been reacquired by the Partnership, a subsidiary of the Partnership, Holding, or a subsidiary of Holding.

4.    Termination. The Options may be exer-cised by the Participant only while the Participant is employed full-time by the Partnership, except as follows:

(a)    Disability. If the Participant’s employment with the Partnership terminates because of Disability, the Participant (or the Participant’s personal representative) shall have the right to exercise the Options, to the extent that the Participant was entitled to do so on the date of termination of employ-ment, for a period which ends not later than the earlier of (i) three months after such termination, and (ii) the Initial Expi-ration Date for the Initial Options and the Match Expiration Date for the Match Options. “Disability” shall mean a determination by the Administrator that the Participant is physically or mentally incapacitated and has been unable for a period of six con-secutive months to perform the duties for which the Participant was responsible immediately before the onset of incapacity. In order to assist the Administrator in making a determina-tion as to the Disability of the Participant for purposes of this paragraph (a), the Participant shall, as reasonably re-quested by the Administrator, (A) be available for medical examinations by one or more physicians chosen by the Administrator and approved by the Participant, whose approval shall not unreasonably be withheld, and (B) grant the Admin-istrator and any such physicians access to all relevant medical information concerning the Participant, arrange to furnish copies of medical records to them, and use best efforts to cause the Participant’s own physicians to be available to discuss the Participant’s health with them.

(b)    Death. If the Participant dies (i) while in the employ of the Partnership, or (ii) within one month after termination of employment with the Partnership because of Disability (as determined in accordance with paragraph (a) above), or (iii) within one month after the Partnership terminates the Participant’s employment for any reason other than for Cause (as determined in accordance with paragraph (c) be-low), the Options may be exercised, to the extent that the Participant was entitled to do so on the date of the Participant’s death, by the person or persons to whom the Options shall have been transferred by will or by the laws of descent and distribu-tion, for a period which ends not later than the earlier of (A) six months from the date of the Participant’s death, and (B) the Initial Expi-ration Date for the Initial Options and the Match Expiration Date for the Match Options.

(c)    Other Termination. If the Partnership terminates the Participant's employment for any reason other than death, Disability or for Cause, the Participant shall have the right to exercise the Options, to the extent that the Participant was entitled to do so on the date of the termination of the Participant’s employment, for a period which ends not later than the earlier of (i) three months after such termination, and (ii) the Initial Expi-ration Date for the Initial Options and the Match Expiration Date for the Match Options. “Cause” shall mean (A) the Participant’s continuing willful failure to perform the Participant’s duties as an employee (other than as a result of total or partial incapacity due to physical or mental illness), (B) gross negligence or malfeasance in the performance of the Participant’s duties, (c) a finding by a court or other governmental body with proper jurisdiction that an act or acts by the Participant constitutes (1) a felony under the laws of the United States or any state thereof (or, if the Participant’s place of employment is outside of the United States, a serious crime under the laws of the foreign jurisdiction where the Participant is employed, which crime if committed in the United States would be a felony under the laws of the United States or the laws of New York), or (2) a violation of federal or state securities law (or, if the Participant’s place of employment is outside of the United States, of federal, state or foreign securities law) by reason of which finding of violation described in this clause (2) the Board determines in good faith that the continued employment of the Participant by the Partnership would be seriously detrimental to the Partnership and its business, (D) in the absence of such a finding by a court or other governmental body with proper jurisdiction, such a determination in good faith by the Board by reason of such act or acts constituting such a felony, serious crime or violation, or (E) any breach by the Participant of any obliga-tion of confidentiality or non-competition to the Partnership.

For purposes of this Agreement, employment by a subsidiary of the Partnership shall be deemed to be employment by the Partnership. A “subsidiary” of the Partnership shall be any corporation or other entity of which the Partnership and/or its subsidiaries (a) have sufficient voting power (not depending on the happening of a contingency) to elect at least a majority of its board of directors, or (b) otherwise have the power to direct or cause the direction of its management and policies.

5.    No Right to Continued Employment. The Options shall not confer upon the Participant any right to continue in the employ of the Partnership or any subsidiary of the Partnership, and shall not interfere in any way with the right of the Partnership to terminate the service of the Participant at any time for any reason.

6.    Non-Transferability. The Options are not transferable other than by will or the laws of descent and distribution and, except as otherwise provided in Section 4, during the lifetime of the Participant the Options are exercisable only by the Participant; except that Participant may transfer the Options, without consideration, subject to such rules as the Committee may adopt to preserve the purposes of the Plan (including limiting such transfers to transfers by Participants who are senior executives), to a trust solely for the benefit of the Participant and the Participant's spouse, children or grandchildren (including adopted children and grandchildren and step-children and step-grandchildren) (each a “Permitted Transferee”).

7.    Payment of Withholding Tax. In the event that the Partnership or Holding determines that any federal, state or local tax or any other charge is required by law to be withheld with respect to the exercise of Options, the Participant shall, either directly or through a financial intermediary, promptly pay to the Partnership, a subsidiary specified by the Partnership, Holding or a subsidiary specified by Holding, no later than the third business day after exercise date, an amount equal to such withholding tax or charge. If the Participant does not promptly so pay the entire amount of such withholding tax or charge in accordance with such notice, or make arrangements satisfactory to the Partnership and Holding regarding payment thereof, the Partnership, any subsidiary of the Partnership, Holding or any subsidiary of Holding may withhold the remaining amount thereof from any amount due the Participant from the Partnership, its subsidiary, Holding or its subsidiary.

8.    Dilution and Other Adjustments. The existence of the Award shall not impair the right of the Partnership, Holding or their respective partners to, among other things, conduct, make or effect any change in the Partnership’s or Holding’s business, any distribution (whether in the form of cash, limited partnership interests, other securities, or other property), recapitalization (including, without limitation, any subdivision or combination of limited partnership interests), reorganization, consolidation, combination, repurchase or exchange of limited partnership interests or other securities of the Partnership or Holding, issuance of warrants or other rights to purchase limited partnership interests or other securities of the Partnership or Holding, or any incorporation (or other change in form) of the Partnership or Holding. In the event of such a change in the partnership interests of the Partnership or Holding, the Board shall make such adjustments to the Award, including the purchase price of the Units specified in Sections 2 and 5 of Schedule A, as it deems appropriate and equitable. In the event of incorpo-ra-tion (or other change of form) of the Partnership or Holding, the Board shall make such arrangements as it deems appropriate and equitable with respect to the Award for the Participant to purchase stock in the resulting corporation in place of the Units subject to the Options. Any such adjust-ment or arrangement may provide for the elimination of any fractional Unit or shares of stock that might otherwise become subject to the Options. Any decision by the Board under this Section shall be final and binding upon the Participant.

9.    Rights as an Owner of a Unit. The Participant (or a transferee of the Options pursuant to Sections 4 and 6 hereof) shall have no rights as an owner of a Unit with respect to any Unit covered by the Options until the Participant becomes the holder of record of such Unit, which shall be deemed to occur at the time that notice of pur-chase is given and payment in full is received by the Partnership and Holding under Sections 3 and 14 of this Agreement. By such actions, the Participant (or such transferee) shall be deemed to have consented to, and agreed to be bound by, all other terms, conditions, rights and obligations set forth in the then current Amended and Restated Agreement of Limited Partnership of Holding and the then current Amended and Restated Agreement of Limited Partnership of the Partnership (“Partnership Agreement”). Except as provided in Section 8 hereof, no adjustment shall be made with respect to any Unit for any distribution for which the record date is prior to the date on which the Participant becomes the holder of record of the Unit, regardless of whether the distribution is ordinary or extraordinary, in cash, securities or other property, or of any other rights.

10.   Electronic Delivery. The Plan contemplates that each award under the Plan shall be evidenced by an Award Agreement which shall be delivered to the Participant. It is hereby understood that electronic delivery of this Award Agreement constitutes delivery under the Plan.

11.   Administrator. If at any time there shall be no Committee, the Board shall be the Administrator.

12.   Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

13.   Sections and Headings. All section references in this Agreement are to sections hereof for convenience of reference only and are not to affect the meaning of any provision of this Agreement.

14.   Interpretation. The Participant accepts this Award subject to all the terms and provisions of the Plan, which shall control in the event of any conflict between any provision of the Plan and this Agreement, and accepts as binding, conclusive and final all decisions or interpretations of the Administrator or Board upon any questions arising under the Plan and/or this Agreement.

15.   Notices. Any notice under this Agreement shall be in writing and shall be deemed to have been duly given when deliv-ered personally (whether by hand or by facsimile) or when deposited in the United States mail, registered, postage prepaid, and addressed, in the case of the Partnership and Holding, to the Secretary at 1345 Avenue of the Americas, New York, New York 10105, or if the Partnership should move its principal office, to such principal office, and, in the case of the Participant, to his last permanent address as shown on the Partnership's records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the require-ments of this Section.

16.   Entire Agreement; Amendment. This Agreement supersedes any and all existing agreements between the Participant, the Partnership and Holding relating to the Options. It may not be amended except by a written agreement signed by both parties.

ALLIANCEBERNSTEIN L.P.
ALLIANCEBERNSTEIN HOLDING L.P.

By:	/s/ Gerald M. Lieberman
Gerald M. Lieberman
President and Chief Operating Officer

To accept the terms of this Initial Award Agreement, please click the “Accept” button below:

ACCEPT

DECLINE

SCHEDULE A
TO
SPECIAL OPTION PROGRAM AGREEMENT

MATCH OPTIONS

1.	The number of Units that the Participant is entitled to purchase pursuant to the Initial Options granted under this Agreement is <OPTS_GRANTED>.

2.	The per Unit price to purchase Units pursuant to the Initial Options granted under this Agreement is $90.65 per Unit.

3.	Percentage of Units With Respect to
Which the Match Options First Become
Exercisable on the Date Indicated

1. January 26, 2013	20.0%
2. January 26, 2014	40.0%
3. January 26, 2015	60.0%
4. January 26, 2016	80.0%
5. January 26, 2017	100.0%